Exhibit 99.2

THE PMI GROUP, INC AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On December 17, 2008, pursuant to a Share Sale Deed (the “HK Sale Deed”) entered into by and among The PMI Group, Inc. (the “Company”), QBE Insurance Group Limited (“QBE Parent”) and QBE Lenders’ Mortgage Insurance Limited (“QBE LMI”), a subsidiary of QBE Parent, the Company sold all of the issued and outstanding shares of PMI Mortgage Insurance Asia Ltd (“PMI Asia”), to QBE LMI. Also, on October 22, 2008, pursuant to a Share Sale Agreement entered into by and among PMI Mortgage Insurance Co. (“MIC”), QBE Parent and QBE Holdings (AAP) Pty Limited (“QBE”), a wholly-owned subsidiary of the Company sold all of the issued and outstanding shares of PMI Mortgage Insurance Australia (Holdings) Pty Limited (“PMI Australia”), to QBE. The following unaudited pro forma consolidated financial statements of The PMI Group, Inc. give effect to these transactions.

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of the Company and has been prepared to illustrate the pro forma effect of the disposition of PMI Australia and PMI Asia. The following Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the sale of PMI Australia and PMI Asia as if those transactions had occurred on September 30, 2008, and the adjustments give effect to events that are directly attributable to the transaction regardless of whether they have a continuing impact or are nonrecurring. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2007, 2006, and 2005 and the nine months ended September 30, 2008 give effect to the transactions as if they had occurred on January 1, 2005. For the period nine months ended September 30, 2008, PMI Australia’s and PMI Asia’s results of operations were presented as discontinued operations in the company’s Quarterly Report on Form 10-Q, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Therefore, the pro forma elimination of historical results of PMI Australia and PMI Asia does not reflect net loss from continuing operations for that period.

The unaudited pro forma condensed consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial information is not intended to represent what the Company’s financial position was or results of operations would have been if the dispositions had occurred on those dates or to project the Company’s financial position as of any future date or results of operations for any future period. The pro forma financial statements include no assumptions regarding the use of proceeds, which are presented as additional cash and cash equivalents on the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated balance sheet and statements of operations filed with this report are presented for illustrative purposes only.

The historical financial information of The PMI Group, Inc., set forth below, has been derived from the historical audited and unaudited consolidated financial statements of The PMI Group, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

The unaudited pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-K for the year ended December 31, 2007 and the unaudited financial statements filed in the Company’s Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	September 30, 2008
	As Reported	Pro Forma Adjustments - PMI Australia		Pro Forma Adjustments - PMI Asia		Pro Forma
	(In thousands, except per share data)
ASSETS
Investments
Fixed income securities	$2,019,042	$—		$—		$2,019,042
Equity securities:
Common	9,883	—		—		9,883
Preferred	212,703	—		—		212,703
Short-term investments	2,280	—		—		2,280

Total investments	2,243,908					2,243,908
Cash and cash equivalents	713,241	677,872	(c)	49,973	(a)	1,441,086
Investments in unconsolidated subsidiaries	154,397	—		—		154,397
Accrued investment income	33,010	—		—		33,010
Premiums receivable	59,877	—		—		59,877
Reinsurance recoverables	393,654	—		—		393,654
Deferred policy acquisition costs	31,036	—		—		31,036
Other assets	406,595	—		—		406,595
Assets - discontinued operations - held for sale	1,324,795	(1,244,626	)(b)	(80,169	)(b)	—

Total assets	$5,360,513	$(566,754)		$(30,196)		$4,763,563

LIABILITIES
Reserve for losses and loss adjustment expenses	$2,463,407	$—		—		$2,463,407
Unearned premiums	117,324	—		—		117,324
Debt (includes $308,101 measured at fair value at June 30, 2008)	532,177	—		—		532,177
Other liabilities	250,897	(58,385	)(c)(f)	1,310	(a)(d)	193,822
Liabilities - discontinued operations - held for sale	543,830	(508,233	)(b)	(35,597	)(b)	—

Total liabilities	3,907,635	(566,618)		(34,287)		3,306,730

Commitments and contingencies
SHAREHOLDERS’ EQUITY
Preferred stock—$0.01 par value; 5,000,000 shares authorized; none issued or outstanding	—	—		—		—
Common stock—$0.01 par value; 250,000,000 shares authorized; 119,313,767 shares issued; 81,245,237 shares outstanding	1,193	—		—		1,193
Additional paid-in capital	893,532	—		—		893,532
Treasury stock, at cost (38,068,530 shares)	(1,342,732)	—		—		(1,342,732)
Retained earnings	1,940,584	(136	)(e)	4,091	(d)	1,944,539
Accumulated other comprehensive income, net of deferred taxes	(39,699)	—		—		(39,699)

Total shareholders’ equity	1,452,878	(136)		4,091		1,456,833

Total liabilities and shareholders’ equity	$5,360,513	$(566,754)		$(30,196)		$4,763,563

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Nine Months Ended September 30, 2008
	As Reported	Pro Forma Adjustments - PMI Australia	Pro Forma Adjustments - PMI Asia	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$602,037	$—	$—	$602,037
Net investment income	105,119	—	—	105,119
Net realized investment losses	(112,862)	—	—	(112,862)
Change in fair value of certain debt instruments	111,948	—	—	111,948
Other income	8,858	—	—	8,858

Total revenues	$715,100	$—	$—	$715,100

LOSSES AND EXPENSES
Losses and loss adjustment expenses	1,494,807	—	—	1,494,807
Amortization of deferred policy acquisition costs	13,773	—	—	13,773
Other underwriting and operating expenses	159,977	—	—	159,977
Interest expense	27,992	—	—	27,992

Total losses and expenses	$1,696,549	$—	$—	$1,696,549

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(981,449)	—	—	(981,449)
Equity in losses from unconsolidated subsidiaries	(45,830)	—	—	(45,830)

Loss from continuing operations before income taxes	(1,027,279)	—	—	(1,027,279)
Income tax benefit from continuing operations	(321,084)			(321,084)

Net loss from continuing operations	$(706,195)	$—	$—	$(706,195)

PER SHARE DATA
Basic net loss	$(8.68)	$—	$—	$(8.68)
Diluted net loss	$(8.68)	$—	$—	$(8.68)
Weighted average shares outstanding
Basic	81,343	—	—	81,343
Diluted	81,343	—	—	81,343

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2007
	As Reported	Pro Forma Adjustments - PMI Australia (g)	Pro Forma Adjustments - PMI Asia (g)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$995,172	$(167,106)	$(10,993)	$817,073
Net investment income	214,002	(72,501)	(2,667)	138,834
Net realized investment losses	(24,784)	(189)	(17)	(24,990)
Other income (loss)	774	(950)	8	(168)

Total revenues	$1,185,164	$(240,746)	$(13,669)	$930,749

LOSSES AND EXPENSES
Losses and loss adjustment expenses	1,203,004	(77,500)	43	1,125,547
Amortization of deferred policy acquisition costs	104,885	(15,496)	(748)	88,641
Other underwriting and operating expenses	229,793	(33,130)	(1,241)	195,422
Interest expense	33,398	(6)		33,392

Total losses and expenses	$1,571,080	$(126,132)	$(1,946)	$1,443,002

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(385,916)	(114,614)	(11,723)	(512,253)
Equity in losses from unconsolidated subsidiaries	(741,500)	—	—	(741,500)

Loss before income taxes	(1,127,416)	(114,614)	(11,723)	(1,253,753)
Income tax benefit	(212,090)	(34,609)	(1,458)	(248,157)

Net loss from continuing operations	$(915,326)	$(80,005)	$(10,265)	$(1,005,596)

PER SHARE DATA
Basic net loss	$(10.81)	$(0.95)	$(0.12)	$(11.88)
Diluted net loss	$(10.81)	$(0.95)	$(0.12)	$(11.88)
Weighted average shares outstanding
Basic	84,645	—	—	84,645
Diluted	84,645	—	—	84,645

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2006
	As Reported	Pro Forma Adjustments - PMI Australia (g)	Pro Forma Adjustments - PMI Asia (g)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$860,530	$(145,393)	$(5,604)	$709,533
Net investment income	195,301	(54,741)	(1,298)	139,262
Net realized investment gains	2,756	(2,438)	—	318
Other income	20,141	559	—	20,700

Total revenues	$1,078,728	$(202,013)	$(6,902)	$869,813

LOSSES AND EXPENSES
Losses and loss adjustment expenses	302,936	(36,310)	(353)	266,273
Amortization of deferred policy acquisition costs	68,358	(14,926)	(307)	53,125
Other underwriting and operating expenses	236,973	(29,819)	(490)	206,664
Interest expense	38,055	(125)	—	37,930

Total losses and expenses	$646,322	$(81,180)	$(1,150)	$563,992

Income before equity in earnings from unconsolidated subsidiaries and income taxes	432,406	(120,833)	(5,752)	305,821
Equity in earnings from unconsolidated subsidiaries	127,309	—	—	127,309

Income before income taxes	559,715	(120,833)	(5,752)	433,130
Income tax expense	140,064	(36,294)	(1,007)	102,763

Net income from continuing operations	$419,651	$(84,539)	$(4,745)	$330,367

PER SHARE DATA
Basic net income	$4.85	$(0.98)	$(0.05)	$3.82
Diluted net income	$4.57	$(0.91)	$(0.05)	$3.61
Weighted average shares outstanding
Basic	86,478	—	—	86,478
Diluted	92,866	—	—	92,866

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2005
	As Reported	Pro Forma Adjustments - PMI Australia (g)	Pro Forma Adjustments - PMI Asia (h)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$817,602	$(123,781)	$—	$693,821
Net investment income	179,463	(46,879)	—	132,584
Net realized investment gains	2,050	(186)	—	1,864
Other income	20,783	30	—	20,813

Total revenues	$1,019,898	$(170,816)	$—	$849,082

LOSSES AND EXPENSES
Losses and loss adjustment expenses	257,779	(2,496)	—	255,283
Amortization of deferred policy acquisition costs	74,387	(12,848)	—	61,539
Other underwriting and operating expenses	213,649	(30,134)	—	183,515
Interest expense	31,137	(8)	—	31,129

Total losses and expenses	$576,952	$(45,486)	$—	$531,466

Income before equity in earnings from unconsolidated subsidiaries and income taxes	442,946	(125,330)	—	317,616
Equity in earnings from unconsolidated subsidiaries	97,885	—	—	97,885

Income before income taxes	540,831	(125,330)	—	415,501
Income tax expense	131,662	(36,854)	—	94,808

Net income from continuing operations	$409,169	$(88,476)	$—	$320,693

PER SHARE DATA
Basic net income	$4.46	$(0.96)	$—	$3.50
Diluted net income	$4.10	$(0.87)	$—	$3.23
Weighted average shares outstanding
Basic	91,738	—	—	91,738
Diluted	101,620	—	—	101,620

PRO FORMA ADJUSTMENTS

a.	Subsequent to filing its September 30, 2008 Form 10-Q, the Company and QBE amended its agreement to sell PMI Asia. This amendment adjusted the purchase price of PMI Asia to 92.5% of book value as of June 30, 2008, payable in U.S. dollars, and eliminated the contingent consideration to be paid in the form of a note. As a result of purchase price and other adjustments, the loss from impairment of PMI Asia decreased by $4.1 million after taxes. See footnote d below.

To record the net cash received in U.S. dollars upon the sale of PMI Asia, as follows:

Cash purchase price	$51,535
Adjustments to cash proceeds
Interest between execution and sale closing	87
Investment banker, legal, accounting and other transaction costs, including management incentives	(1,649)

Net cash received	$49,973

The Company anticipates retaining 100% of the net proceeds from the sale of PMI Asia to support the holding company, The PMI Group, Inc.

b.	To remove the assets and liabilities of PMI Australia and PMI Asia.

c.	To record the net cash received in U.S. dollars upon the sale of PMI Australia, as follows:

Estimated cash proceeds at September 30, 2008	$678,008
Post closing adjustments	(136)

Net cash received	$677,872

d.	To record the reduction to the loss from impairment of PMI Asia from purchase price and other adjustments, as follows:

Loss from impairment of PMI Asia through September 30, 2008	$ (17,256)
Purchase price and other adjustments
Cash purchase price	51,535
Book value of PMI Asia as of September 30, 2008	(44,571)

Purchase price adjustment	6,964
Stamp duty	(51)
Management incentives	(48)
Reversal of interest between execution and sale closing	(471)
Income taxes	(2,303)

Total purchase price and other adjustments	4,091

Loss from impairment of PMI Asia after adjustments	$(13,165)

e.	To record post closing adjustments related to the sale of PMI Australia.

Loss from impairment of PMI Australia through September 30, 2008 before post closing adjustments	$(63,234)
Post closing adjustments
Management incentives	(59)
Interest between execution and sale closing	(77)

Total post closing adjustments	(136)

Loss from impairment of PMI Australia after post closing adjustments	$(63,370)

f.	The following amounts were reversed from accrued liabilities as a result of the sale of PMI Australia:

Interest between execution and sale closing	$8,832
Portfolio value adjustment	798
Reinsurance premium	(46,485)
Investment banker, legal, accounting and other transaction costs, including management incentives	(21,530)

Total	$(58,385)

g.	To remove revenue and expenses of PMI Australia and PMI Asia for the years ended December 31, 2007, 2006, and 2005. For the period nine months ended September 30, 2008, PMI Australia's and PMI Asia's results of operations were presented as discontinued operations. Therefore, the pro forma elimination of historical results of PMI Australia does not affect net loss from continuing operations for that period.

h.	No financial results for PMI Asia for 2005 are reflected as it was formed during 2006.